UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2003

ABLEST INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10893	65-0978462
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Identification No.)

1901 Ulmerton Road, Suite 300, Clearwater, Florida	33762
(Address of principal executive offices)	(Zip Code)

(727) 299-1200
(Registrant’s telephone number, including area code)

Item 5. Other Events

     On October 23, 2003, Ablest Inc. issued a press release announcing Kurt R. Moore, president and chief operating officer, will become chief executive officer, effective January 1, 2004. A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 7. Financial Statements and Exhibits

     (c)  Exhibits

Exhibit No	Description

99.1	Press Release dated October 23, 2003 issued by Ablest Inc.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ablest Inc.

October 23, 2003	By: /s/ Vincent J. Lombardo

Vincent J. Lombardo, Vice President, Chief Financial Officer, Treasurer and Secretary

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EXHIBIT LIST

The following exhibit is filed herewith.

Exhibit No	Description

99.1	Press Release dated October 23, 2003 issued by Ablest Inc.

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